Exhibit 32

Rule 13a-14(b)/15d-14(b) and Section 1350 of Title 18 U.S.C.
CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, Richard B. Handler, Chief Executive Officer, and I, Peregrine C. Broadbent, Chief Financial
Officer, of Jefferies Group, Inc, a Delaware corporation (the “Company”), each hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of
2002, that to my knowledge:

(1) The Company’s periodic report on Form 10-K for the year ended November 30, 2010 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

***

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

/s/ Richard B. Handler	/s/ Peregrine C. Broadbent
Richard B. Handler	Peregrine C. Broadbent

Date: February 2, 2011	Date: February 2, 2011

A signed original of this written statement has been provided to Jefferies Group, Inc. and will be retained by Jefferies Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.